UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 23, 2004
                                                 (August 13, 2004)


                                ELECTROGLAS, INC.
           ___________________________________________________________
               (Exact name of Registrant as Specified in Charter)


    Delaware                           0-21626                 77-0336101
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)           Identification No.)


                6024 Silver Creek Valley Road, San Jose, CA 95138
           ___________________________________________________________
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (408) 528-3000
                                                     --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
           -----------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [    ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

     [    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

     [    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

Item 8.01     Other Events

NOTE: Filed pursuant to previous Item 5. Other Events and Required FD
      Disclosure, of Current Report on Form 8-K.
On August 23, 2004, the registrant issued a press release announcing the registrant's expectation of a one-time positive impact to operating results for third fiscal quarter. A copy of the registrant's press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01.   Financial Statement and Exhibits

      (c) Exhibits.

Exhibit Number  Document
--------------  --------

         99.1   Press Release of Electroglas, Inc., dated August 23, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELECTROGLAS, INC.



Date:    August 23, 2004                   By:  /s/ Thomas E. Brunton
                                                ---------------------
                                                Thomas E. Brunton
                                                Chief Financial Officer

EXHIBIT INDEX


Exhibit Number  Document
--------------  --------

          99.1  Press Release of Electroglas, Inc., dated August 23, 2004.